UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under § 240.14a-12

Greenidge Generation Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Greenidge Generation Holdings Inc.
1159 Pittsford-Victor Road, Suite 240
Pittsford, NY 14534

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenidge Generation Holdings Inc. (“Greenidge,” the “Company,” “we,” “us,” and “our”), which will be held on June 17, 2025, at 9:00 a.m. EDT at the Company’s headquarters located at 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534.

Attached to this letter are a Notice of Annual Meeting of Stockholders and proxy statement, which describe the business to be conducted at the Annual Meeting.

Regardless of how many shares you own, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone or mail if you are a stockholder of record, or by following the voting instructions provided by your bank, broker or other holder of record if you are a beneficial owner of our shares. Your proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

On behalf of the Board of Directors and management, I would like to thank you for choosing to invest in Greenidge and look forward to your participation at our Annual Meeting.

Very truly yours,

Jordan Kovler
Chief Executive Officer
April 28, 2025

YOUR VOTE IS IMPORTANT

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials to stockholders. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 7, 2025, we will mail to all stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024 (“2024 Annual Report”) online and how to vote via the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive paper copies of the proxy materials and our 2024 Annual Report.

Whether or not you plan to attend the meeting, we hope that you will vote as soon as possible using telephone or Internet voting, if available to you, or if you received these proxy materials by mail, by completing, signing, dating and returning a proxy card or voting instruction form promptly. Please note that if your shares are held by a bank, broker or other recordholder and you wish to vote them at the Annual Meeting, you must obtain a legal proxy from that recordholder.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF GREENIDGE GENERATION HOLDINGS INC.

Date and Time:	June 17, 2025, at 9:00 a.m. EDT

Place:	The Annual Meeting will be held at the Company’s headquarters located at 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534.

Items of Business:	1.	To elect ten directors, Andrew M. Bursky, Timothy Fazio, Kenneth Fearn, David Filippelli, Jordan Kovler, Christopher Krug, Jerome Lay, Timothy Lowe, Michael Neuscheler, and George (Ted) Rogers, each to hold office until our Annual Meeting of Stockholders in 2026 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal (“Proposal 1”);

	2.	To ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2”);

	3.	To approve the Third Amended and Restated 2021 Equity Incentive Plan (“Proposal 3”); and

	4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Our Board of Directors recommends that you vote:

“FOR” the director nominees named in Proposal 1,

“FOR” the ratification of the selection of MaloneBailey, LLP as our independent registered public accounting firm as described in Proposal 2, and

“FOR” the approval of the Company’s Third Amended and Restated 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) as described in Proposal 3.

Record Date:	The Company’s Board of Directors (the “Board of Directors” or the “Board”) has set April 25, 2025 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible.

To vote by proxy if you are a stockholder of record:

	•	By Internet: Go to www.investorvote.com/GREE and follow the instructions, 24 hours a day, seven days a week. You will need the control number included on your proxy card.

	•	By Telephone: From a telephone, dial the toll-free number on your proxy card and follow the recorded instructions, 24 hours a day, seven days a week. You will need the control number included on your proxy card.

	•	By Mail: If you have requested and received a proxy card in the mail, mark your selections on the proxy card, date and sign your name exactly as it appears on your proxy card, and mail the proxy card in the postage-paid envelope that will be provided to you.

You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement under the “Revoking A Proxy” section.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that voting instruction form regarding how to instruct your bank, broker or other nominee to vote your shares. Your bank, broker or other nominee may provide voting by telephone or Internet. If your shares are held in street name at a broker and you do not provide voting instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Each of Proposal 1 (Election of Directors) and Proposal 3 (Approval of 2021 Equity Incentive Plan) is a non-routine item. Proposal 2 (Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm) is a routine item. On non-routine items for which you do not provide voting instructions to your broker, the shares will be treated as broker non-votes.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our 2024 Annual Report is available free of charge at: ir.greenidge.com.

By order of the Board of Directors,

Jordan Kovler

Chief Executive Officer

April 28, 2025

TABLE OF CONTENTS

GENERAL INFORMATION	1
THE ANNUAL MEETING	1
VOTING RIGHTS	1
ITEMS OF BUSINESS	1
VOTING RECOMMENDATION OF THE BOARD	2
HOW TO VOTE	2
REVOKING A PROXY	3
SOLICITATION	3
VOTES REQUIRED	3
QUORUM	4
IMPLICATIONS OF BEING AN “EMERGING GROWTH COMPANY”	4
DIRECTORS AND EXECUTIVE OFFICERS	5
OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	5
BOARD MEETING QUORUM REQUIREMENTS	8
BOARD COMMITTEES	8
DIRECTOR COMPENSATION	10
CORPORATE GOVERNANCE	12
BOARD LEADERSHIP STRUCTURE	12
DIRECTOR INDEPENDENCE	12
RISK OVERSIGHT	12
ANTI-HEDGING AND ANTI-PLEDGING POLICY	13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	13
CODE OF BUSINESS CONDUCT AND ETHICS	13
DIRECTOR NOMINATIONS AND SELECTION	13
STOCKHOLDER RECOMMENDATIONS	13
BOARD SELF-ASSESSMENT	13
EXECUTIVE SESSIONS OF INDEPENDENT BOARD MEMBERS	13
COMMUNICATING WITH OUR DIRECTORS	14
CORPORATE GOVERNANCE GUIDELINES	14
DELINQUENT SECTION 16(A) REPORTS	14
PROPOSAL 1	15
ELECTION OF DIRECTORS	15
VOTES REQUIRED	15
PROPOSAL 2	16
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
VOTES REQUIRED	16
PROPOSAL 3	17
APPROVAL OF THIRD AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN	17
VOTES REQUIRED	21
AUDIT COMMITTEE REPORT	22
EXECUTIVE COMPENSATION	23
SUMMARY COMPENSATION TABLE	23
ELEMENTS OF EXECUTIVE COMPENSATION	24
EMPLOYMENT AGREEMENTS WITH OUR NEOS	24
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	26

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RETIREMENT PLAN AND EMPLOYEE BENEFITS	26
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS	26
EQUITY INCENTIVE PLAN INFORMATION	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS	32
HOUSEHOLDING	33
ANNUAL REPORT ON FORM 10-K	34
OTHER MATTERS	35

ii

GENERAL INFORMATION

THE ANNUAL MEETING

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenidge Generation Holdings Inc. (“Greenidge,” the “Company,” “we,” “us,” and “our”) will take place on June 17, 2025, at 9:00 a.m. EDT, at the Company’s headquarters located at 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534.

VOTING RIGHTS

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record,” with respect to those shares. The proxy materials will be sent to you by mail directly by us upon request. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy by Internet, telephone or mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote on the Internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote for Proposal 1 (Election of Directors) or Proposal 3 (Approval of 2021 Equity Incentive Plan) unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.

As a beneficial owner of shares as of the close of business on April 25, 2025 (the “Record Date”), you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you to the Annual Meeting a legal proxy from the organization that holds your shares or a brokerage statement showing your ownership of shares as of the close of business on the Record Date. If you are a representative of an institutional stockholder, you must also bring a legal proxy or other proof that you are a representative of a firm that held shares as of the close of business on the Record Date and that you are authorized to vote on behalf of the institution.

All stockholders wishing to attend the Annual Meeting must also bring with them a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport to gain entry to the Annual Meeting. Please note that no cell phones, tablets, computers, pagers, cameras, recording equipment, packages or electronic devices will be permitted in the Annual Meeting and bags or briefcases will be subject to inspection.

Only holders of the Company’s common stock (“common stock”) as recorded in our stock register at the close of business on the Record Date may vote at the annual meeting. On the Record Date, there were 12,089,407 shares of Class A common stock and 2,733,394 shares of Class B common stock issued and outstanding. Each holder of Class A common stock is entitled to one vote per share and each holder of Class B common stock is entitled to ten votes per share on any matter submitted to a vote of our stockholders.

ITEMS OF BUSINESS

There are three matters scheduled for a vote:

•	Proposal 1: To elect ten directors, Andrew M. Bursky, Timothy Fazio, Kenneth Fearn, David Filippelli, Jordan Kovler, Christopher Krug, Jerome Lay, Timothy Lowe, Michael Neuscheler, and George (Ted) Rogers, each to hold office until our Annual Meeting of Stockholders in 2026 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

•	Proposal 2: To ratify the selection MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2025; and

•	Proposal 3: To approve the Company’s 2021 Equity Incentive Plan.

Aside from the election of directors, the ratification of the selection of our independent registered public accounting firm, and the approval of the 2021 Equity Incentive Plan, the Company’s Board of Directors (the “Board of Directors” or the “Board”) knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

VOTING RECOMMENDATION OF THE BOARD

The Board recommends that you vote your shares:

•	“For” the election of ten directors, Andrew M. Bursky, Timothy Fazio, Kenneth Fearn, David Filippelli, Jordan Kovler, Christopher Krug, Jerome Lay, Timothy Lowe, Michael Neuscheler, and George (Ted) Rogers, each to hold office until our Annual Meeting of Stockholders in 2026 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

•	“For” the ratification of the selection of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2025.

•	“For” the approval of the Company’s 2021 Equity Incentive Plan.

HOW TO VOTE

For Proposal 1, you may vote “For All,” “Withhold All” or “For All Except” with respect to each nominee to the Board. For Proposal 2 and Proposal 3, you may vote “For,” “Against” or “Abstain.”

How to vote your shares depends on whether you hold your shares as a “stockholder of record” or as a “beneficial owner” holding shares in street name, like most of our stockholders, as of the Record Date.

If you are a stockholder of record, you can vote in the following ways:

•	By Internet: By following the Internet voting instructions included in the proxy materials sent to you (or by going to www.investorvote.com/GREE and following the instructions) at any time by 11:59 p.m., EDT, on June 16, 2025.

•	By Telephone: By following the telephone voting instructions included in the proxy materials sent to you by 11:59 p.m., EDT, on June 16, 2025.

•	By Mail: If you have received a printed copy of the proxy materials from us by mail, you may vote by mail by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting. If a proxy card is dated, signed and returned without specifying choices, the proxies will be voted in accordance with the recommendations of the Board set forth in this proxy statement, and, in the discretion of the persons named in your proxy, upon such other business as may properly come before the Annual Meeting.

•	In Person: First, you must satisfy the requirements for admission to the Annual Meeting, which are outlined below. Second, if you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proxy card or proof of ownership. You may then vote your shares in person at the meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the Annual Meeting.

Whichever method you use, giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representatives named in the proxy will vote your shares “for” all the director nominees identified in Proposal 1 and “for” Proposals 2 and 3.

If you are a beneficial owner of our common stock as of the Record Date and hold the shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted.

Whether or not you are a stockholder or record or beneficial owner, to attend and vote at the Annual Meeting, you must bring with you a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport to gain entry to the Annual Meeting. If you are a beneficial owner of our common stock, you must also bring with you to the Annual Meeting a legal proxy from the organization that holds your shares or a brokerage statement showing your ownership of shares as of the close of business on the Record Date. If you are a representative of an institutional stockholder, you must also bring a legal proxy or other proof that you are a representative of a firm that held shares as of the close of business on the Record Date and that you are authorized to vote on behalf of the institution.

You may receive more than one set of proxy materials depending on how you hold your shares. To ensure that all your shares are voted, please sign and return each proxy card or voting instruction form or, if you vote by Internet or telephone, vote once for each Notice or proxy card or voting instruction form that you receive.

REVOKING A PROXY

A stockholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the Internet, or by delivering to the Secretary of the Company a revocation of the proxy in writing so that it is received by the Company prior to the Annual Meeting at 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting during the meeting. Please be sure to review the identification and proxy requirements necessary to gain entry to the Annual Meeting set forth above.

SOLICITATION

These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders of record on or about May 7, 2025. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet service providers, which must be borne by the stockholder.

VOTES REQUIRED

The vote required for Proposal 1 for the election of directors by stockholders is the plurality of the votes cast with respect to a director nominee. This means that the ten director nominees receiving the highest number of affirmative “for” votes will be elected. As a result, any shares not voted “for” a particular nominee, whether as a result of a “withhold” vote or a “broker non-vote” (as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Approval of Proposal 2 for the ratification of the selection of MaloneBailey, LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of common stock present at the Annual Meeting or represented by proxy and entitled to vote on the subject matter. An abstention will have the same effect as a vote against this proposal because an abstention represents a share considered present and entitled to vote.

Approval of Proposal 3 for the approval of the 2021 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares of common stock present at the Annual Meeting or represented by proxy and entitled to vote on the subject matter. An abstention will have the same effect as a vote against this proposal because an abstention represents a share considered present and entitled to vote.

If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions for Proposal 2 to ratify the selection of the Company’s independent registered public accounting firm, the broker may vote your shares at its discretion. For the election of directors and the approval of the 2021 Equity Incentive Plan, the broker cannot vote your shares at all if you do not give it instructions. When that happens, it is called a “broker non-vote.” Broker non-votes are counted in determining the presence of a quorum at the meeting, but they will have no effect on the voting for the election of directors or the 2021 Equity Incentive Plan because they do not represent shares present and entitled to vote.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by proxy or present at the meeting.

Notwithstanding the foregoing, where a separate vote by a class or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or classes or series, present at the Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. None of the matters scheduled for a vote at the Annual Meeting require a separate vote by class or classes or series of common stock. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

IMPLICATIONS OF BEING AN “EMERGING GROWTH COMPANY”

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” (as defined in the Securities and Exchange Commission (the “SEC”) rules) under the reporting rules set forth under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

•	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

•	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

•	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay,” “say-on-frequency” and pay ratio; and

•	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards.

In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We expect to take advantage of these reporting exemptions until we are no longer an emerging growth company or a smaller reporting company. We will remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1.07 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our Class A common stock that are held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period. We will qualify as a smaller reporting company until our public float, as of the last day of our second fiscal quarter, exceeds $250 million; because our Class A common stock held by our directors, executive officers and our controlling stockholder and its affiliates are excluded from the calculation of public float, we anticipate qualifying as a smaller reporting company for the near future.

We have availed ourselves in this Proxy Statement of the reduced reporting requirements described above. Because we will be subject to ongoing public reporting requirements that are less rigorous than Exchange Act rules for companies that are not emerging growth companies or smaller reporting companies, stockholders could receive less information than they might expect to receive from more mature or larger public companies.

DIRECTORS AND EXECUTIVE OFFICERS

OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

Set forth below is information regarding our directors and executive officers.

Name	Age	Position

Andrew M. Bursky	68	Director
Timothy Fazio	51	Chairman
Kenneth Fearn	59	Director
David Filippelli	51	Director
Dale Irwin	54	President
Jordan Kovler	45	Chief Executive Officer and Director
Christopher Krug	33	Director
Jerome Lay	36	Director
Timothy Lowe	66	Director
Christian Mulvihill	33	Chief Financial Officer
Michael Neuscheler	64	Director
George (Ted) Rogers	55	Vice Chairman

Andrew M. Bursky. Mr. Bursky has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. Mr. Bursky co-founded Atlas Holdings in 2002 and serves as its Co-Managing Partner. Since then, it has grown into a global family of manufacturing and distribution businesses. Prior to that, he was a Co-Managing Partner of Pegasus Capital Advisors, L.P., a private investment partnership with approximately $2 billion of capital under management, from June 1999 to April 2002. He also co-founded Interlaken Capital in 1980, where he served as Managing Director until 1999, and was responsible for investment and business development activities, with a primary focus on industrial manufacturing, business and financial services, and distribution. Mr. Bursky is a 1978 graduate of Washington University in St. Louis, where he received a B.A. in economics and a B.S. and M.S. in chemical engineering. He also received an M.B.A. from Harvard in 1980. He serves as Chairman of the Board of Trustees and on the Executive Committee of the Board of Washington University, as a Director of the Washington University Investment Management Company and on the Executive Board of No Labels, an American centrist political organization composed of Republicans, Democrats, and independents whose mission is to combat partisan dysfunction in politics.

We believe Mr. Bursky is qualified to serve on our Board of Directors given his significant leadership experience.

Timothy Fazio. Mr. Fazio has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014, including as Chairman since April 2025 and previously from February 2014 to November 2023. Mr. Fazio co-founded Atlas Holdings in 2002 and serves as its Co-Managing Partner. Since then, Atlas Holdings and its affiliated private investment funds have grown into a global family of manufacturing and distribution businesses. Prior to that, Mr. Fazio was Principal and Vice President at Pegasus Capital Advisors, L.P., a private investment partnership with approximately $2 billion of capital under management focusing on control investments in middle-market companies at points of stress or significant change, from June 1999 to January 2002. Mr. Fazio is a 1996 graduate of the University of Pennsylvania, where he earned a B.A. in International Relations from the College of Arts and Sciences and a B.S. in Economics with a concentration in Finance from the Wharton School. He is a Fellow of the 2017 Class of the Aspen Institute’s Finance Leadership Fellowship and a member of the Aspen Global Leadership Network. He serves on the Board of Advisors for the Center for High Impact Philanthropy at the University of Pennsylvania.

We believe Mr. Fazio is qualified to serve on our Board of Directors because of his extensive leadership experience.

Kenneth Fearn. Mr. Fearn has served as a member of our Board of Directors since April 2025. Mr. Fearn is Founder and Managing Partner of Integrated Capital LLC, a private equity real estate firm. Prior to founding Integrated Capital in 2004, Mr. Fearn served as Managing Director and Chief Financial Officer of Maritz, Wolff & Co., a private equity firm engaged in real estate acquisition and development, from 1995 to 2004. Prior to his tenure at Maritz, Wolff & Co., from 1993 to 1995, Mr. Fearn was with McKinsey & Company, a strategy management consulting firm, where he worked with Fortune 200 companies to address issues of profitability and develop business strategies. Prior to McKinsey & Company, he worked at JP Morgan & Company where he was involved with corporate merger and acquisition assignments. He previously served on the board of directors of Braemar Hotels and Resorts, Inc. (NYSE: BHR), from August 2016 to December 2024, and chaired the audit committee, from 2022 to 2024. Mr. Fearn received a Bachelor of Arts in Political Science from the University of California, Berkeley and a Master of Business Administration from Harvard Business School.

We believe Mr. Fearn is qualified to serve on our Board of Directors given his proven track record as an accomplished senior executive and public company board member with over 30 years of experience in investments, finance and mergers and acquisitions.

David Filippelli. Mr. Filippelli has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He joined Atlas Holdings in 2014 and serves as a Partner and part of the investment team. Mr. Filippelli brings nearly two decades of policy and advocacy experience to his work supporting both Atlas Holdings’ existing businesses and due diligence efforts, having held senior roles in both the public and private sectors. Prior to joining Atlas Holdings, Mr. Filippelli served as Chair of the governmental affairs practice of Gibbons P.C., a regional law firm headquartered in New Jersey. In this role, he led a team of lawyers and served as the primary public affairs advisor to several large companies, trade associations and nonprofit entities. Before entering the private sector, Mr. Filippelli served as legislative and communications director to a Member of Congress. Mr. Filippelli is a graduate of Fairfield University and American University’s Washington College of Law.

We believe Mr. Filippelli is qualified to serve on our Board of Directors due to his legal background and leadership experience.

Dale Irwin. Mr. Irwin has served as our President since Greenidge was acquired by Atlas in February 2014 and began serving solely as President, overseeing day-to-day operations, in March 2021. He previously also served as our Chief Executive Officer from 2014 until 2021. Mr. Irwin has more than 20 years of experience in leading teams and managing projects from idea to execution. In his more than 18 years of experience in the energy sector, Mr. Irwin has managed numerous large and small-scale capital projects, including the conversion of Greenidge from a 1950s era coal-fired power plant to a modern, 21st century natural gas-powered plant and, ultimately, a fully compliant power plant-bitcoin mining company. He provides expertise in powerplant compliance, construction management, outage management, fossil fuel operations and maintenance training. Mr. Irwin holds a Bachelor’s degree in Organizational Management from Keuka College.

Jordan Kovler. Mr. Kovler has served as our Chief Executive Officer since November 2023 and as a member of our Board of Directors since March 2023. He co-founded a consulting and proxy advisory firm, Harkins, Kovler, Leventhal & Co., LLC doing business as HKL & Co., LLC, in 2016 and served as a managing director of the firm from its founding until November 2023. From June 2022 to November 2023, he also served as an advisor to the technology services company Genesis Block LLC. Prior to co-founding HKL & Co., LLC, he worked at D.F. King & Co., a proxy solicitation firm, in progressively senior roles, including as Senior Vice President. Mr. Kovler holds a Bachelor of Arts degree in Economics from Trinity College.

We believe Mr. Kovler is qualified to serve on our Board of Directors given his extensive leadership experience and expertise in cryptocurrency, M&A, corporate governance and investor relations.

Christopher Krug. Mr. Krug has served as a member of our Board of Directors since April 2025 and is an experienced investor in the public markets, focusing on small cap companies across numerous industries. In 2017, Mr. Krug founded Chatham Harbor Capital, a generalist fund with a highly selective and concentrated portfolio, primarily targeting deep value and special situations across global small and microcap equities. Under Mr. Krug’s leadership, Chatham Harbor Capital has built a reputation for its contrarian thinking, rigorous fundamental research process, and long-term commitment to value creation. He previously served as an equity trader at Hold Brothers Capital and held various roles at Kushner & Kushner P.C. and Charlotte Bobcats Sports and Entertainment. Mr. Krug earned his Bachelor of Arts in Management and Finance from Clemson University.

We believe Mr. Krug is qualified to serve on our Board of Directors given his extensive experience as an investor in public markets, particularly in small cap companies, combined with his proven track record of leadership at Chatham Harbor Capital.

Jerome Lay. Mr. Lay has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He joined Atlas Holdings in 2009 and has served as a Partner since 2018, where he is responsible for investment and business development activities. Mr. Lay has participated in the formation, financing and oversight of several Atlas Holdings portfolio companies and has led the evaluation and analysis of numerous opportunities. He focuses on investments in merchant power generation and was part of the team at Atlas Holdings that acquired the power plant assets of Greenidge. Mr. Lay also serves on the board of directors for NPX One Holdings LLC, where he is a member of the Audit Committee, and Granite Shore Power LLC, where he is a member of the Audit and Compensation Committee. Mr. Lay is a 2009 graduate of Washington University in St. Louis with a B.S. in mechanical engineering.

We believe Mr. Lay is qualified to serve on our Board of Directors given his experience relating to the power generation industry and leadership experience.

Timothy Lowe. Mr. Lowe has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He has decades of experience in the pulp and paper industry, having previously served as the Chief Executive Officer of Twin Rivers Paper from June 2013 to June 2016 and, prior to that, having served as the Chief Executive Officer of Finch Paper and of Northern Pulp until its sale in 2011. He previously worked at Domtar Industries Inc. for nearly 30 years in progressively senior roles, including General Manager of the Domtar Pulp Mill in Woodland, Maine. Mr. Lowe has served as a director of Twin Rivers since June 2016 and currently serves as the Chairman of the Advisory Board of Twin Rivers. Mr. Lowe also serves as a member of the Board of Managers of Finch Paper and has done so since June 2014 and the Board of Managers New Wood Resources since January 2019.

We believe Mr. Lowe is qualified to serve on our Board of Directors given his deep leadership experience.

Christian Mulvihill. Mr. Mulvihill has served as the Company’s Chief Financial Officer since October 2023 and previously served as the Company’s Vice President of Engineering and Corporate Development, from August 2021 to October 2023, bringing 10 years of diverse experience in finance, corporate development, operations, engineering, and project management. Prior to joining the Company, commencing in August 2020, Mr. Mulvihill served as a private equity associate at Atlas Holdings where he focused primarily on investments in the power, energy, and bitcoin mining sectors. Prior to that time, Mr. Mulvihill spent two years at Granite Shore Power where he served in multiple roles leading strategic financial and operational initiatives. Mr. Mulvihill began his career at TC Energy in 2013, one of North America’s leading energy infrastructure companies, where he held various roles of increasing responsibility in engineering and project management. Mr. Mulvihill holds a Bachelor of Science degree in Mechanical Engineering from Queen’s University in Canada.

Michael Neuscheler. Mr. Neuscheler has served as a member of our Board of Directors and the Chairman of the Audit Committee since March 2021. Prior to joining Greenidge, Mr. Neuscheler founded and served as a director and Chief Executive Officer of Ivy Rehab Holdings, Inc., a private equity sponsored healthcare provider, from 2003 through 2017. He spent 12 years as an auditor and CPA at Ernst & Young LLP, a public accounting firm. He also served as Chief Financial Officer of Professional Sports Care Management, International Telecommunications Data Systems and i3 Mobile, all three of which were publicly traded companies and two of which involved IPOs. Mr. Neuscheler has significant experience with private equity sponsored entities and experience with numerous mergers and acquisitions.

We believe Mr. Neuscheler is qualified to serve on our Board of Directors because of his extensive experience and knowledge of accounting and financial matters as well as audit functions.

George (Ted) Rogers. Mr. Rogers has served as Vice Chairman of our Board of Directors since March 2021. Before joining Greenidge, Mr. Rogers managed operations and conducted business development for Xapo, Inc., a bitcoin platform, from 2014 through 2019. While at Xapo, Inc., Mr. Rogers served on the board of directors and was a member of the compliance committee. He also served as President of Xapo, Inc. and oversaw the finance unit for four years and acted as a primary contact for auditors, during which period the company grew from inception to an approximately $80 million in revenue, GAAP-audited firm. Since 2019, Mr. Rogers has worked to manage his portfolio of investment assets. Mr. Rogers brings years of experience in the cryptocurrency industry and an understanding of bitcoin to Greenidge’s operations.

We believe Mr. Rogers is qualified to serve on our Board of Directors given his deep cryptocurrency industry knowledge and leadership experience.

Directors hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. Executive officers serve at the pleasure of the board of directors and may be removed with or without cause at any time, subject to contractual obligations between the executive officer and us, if any.

BOARD MEETING QUORUM REQUIREMENTS

Our Amended and Restated Bylaws (“Bylaws”) provide that a majority of the total number of directors then in office will constitute a quorum.

Our Board of Directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board of Directors. Our Board of Directors met four times during 2024. During 2024, each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during the period for which he had been a director and (2) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.

We encourage our directors and nominees for director to attend the Annual Meeting. At our 2024 annual meeting of stockholders, one of our directors attended such meeting.

BOARD COMMITTEES

Our Board has established an Audit Committee and a Compensation Committee, each with its own charter posted on our website at ir.greenidge.com. These committees aim to strengthen and support our corporate governance structure. We do not currently have a standing nominating and corporate governance committee. Because we are a “controlled company,” as defined under Nasdaq rules, we are not required to have a compensation committee composed of independent directors or a nominating and corporate governance committee composed of independent directors.

Audit Committee

Our Audit Committee consists of at least three directors determined by the Board of Directors to meet the independence, financial literacy and other requirements of Nasdaq and applicable federal law, including Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC. All directors must be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of the Audit Committee are appointed by our Board and may be removed by the Board of Directors in its discretion. The Audit Committee is entitled to delegate any of its responsibilities to subcommittees as the Audit Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.

Currently, our Audit Committee consists of Michael Neuscheler, Timothy Lowe and Kenneth Fearn. Michael Neuscheler serves as the Chairman of our Audit Committee. Messrs. Neuscheler, Lowe and Fearn meet the requirements for independence under the Nasdaq listing standards and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy and sophistication requirements of the Nasdaq listing standards. The Board has determined that our Audit Committee has at least one “audit committee financial expert” serving on the Audit Committee. Mr. Neuscheler serves as the audit committee financial expert.

We are required to provide the Audit Committee with the appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Greenidge, (ii) compensation to any advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee holds meetings as often as required, but no less than twice per year. Minutes of each meeting of the Audit Committee are prepared by the Secretary of Greenidge or his or her or the Audit Committee’s designee and approved by the Audit Committee. Such minutes are filed with the books and records of the Company.

The Audit Committee assists our Board in its oversight of: (1) the integrity of our financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of any internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements not specifically delegated to our other committees. In particular, the Audit Committee has the following duties:

•	appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Greenidge, and each such registered public accounting firm must report directly to the Audit Committee;

•	selection and oversight of any internal auditor;

•	reviewing and approving the appointment and replacement of the head of any internal auditing department;

•	advising the head of any internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

•	recommending and approving the compensation plan for the head of any internal audit in consultation with management;

•	advising management, any internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices and significant internal audit controls and procedures;

•	reviewing and approving the annual audit plan and audit fee submitted by the independent auditors and discussing with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board, management or the independent auditors believe special emphasis is desirable;

•	reviewing and discussing with the independent auditors and management the audited financial statements, the results of the audit and the independent auditors’ report or opinion on matters related to the performance of such audit;

•	reviewing any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any federal, state or local regulatory agency prior to filing with the appropriate regulatory body;

•	reviewing and reassessing the adequacy of the Audit Committee charter on an annual basis, and making recommendations as to changes thereto as may be necessary or appropriate; and

•	reporting its activities to the full Board on a regular basis and making such recommendations the Audit Committee deems necessary or appropriate.

Our Audit Committee reviews the Audit Committee charter annually. The Audit Committee held five meetings during 2024.

Compensation Committee

The Compensation Committee consists of at least two members of our Board, each of whom, following the time at which we are no longer a “controlled company,” shall qualify as “independent” under the Nasdaq independence rules and shall also be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of our Compensation Committee elect a chairperson to preside at all meetings of the Compensation Committee. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.

Currently, our Compensation Committee consists of Timothy Fazio, Christopher Krug and Jerome Lay. Timothy Fazio serves as the Chairman of our Compensation Committee. As a “controlled company,” our Compensation Committee is not required to be composed of entirely independent directors.

The Compensation Committee holds meetings as often as required. Minutes of each meeting of the Compensation Committee are prepared by the Secretary of Greenidge or his or her or the Compensation Committee’s designee and approved by the Compensation Committee. Such minutes are filed with the books and records of the Company.

The Compensation Committee is established to discharge certain of our Board’s responsibilities relating to compensation of our executive officers and directors. In particular, the Compensation Committee has the following duties:

•	making and approving all option grants and other issuances of our equity securities to our chief executive officer and other executive officers;

•	approving all other option grants and issuances of our equity securities as compensation, and recommending that our full Board make and approve such grants and issuances;

•	establishing corporate and individual goals and objectives relevant to compensation of our chief executive officer and other executive officers, and evaluating each such officer’s performance in light of those goals and objectives and certifying achievement of such goals and objectives;

•	determining the compensation of our chief executive officer;

•	determining the compensation of the Chairman of our Board and reviewing and making recommendations to our Board regarding director compensation;

•	recommending the compensation of our executive officers (other than the chief executive officer) to our Board for determination;

•	administering our cash and equity incentive plans;

•	preparing an annual compensation discussion and analysis for inclusion in our annual proxy statement in accordance with applicable SEC rules and regulations, which shall be prepared following discussion thereof with our management;

•	reviewing and evaluating, at least annually, the Compensation Committee charter and the adequacy of the Compensation Committee charter, as well as the performance of the Compensation Committee; and

•	performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board from time to time.

Our Compensation Committee reviews the Compensation Committee charter annually. The Compensation Committee held one meeting during 2024.

Nominating and Corporate Governance Committee

We do not have a standing nominating and corporate governance committee, though we intend to form a nominating and corporate governance committee as and when required to do so by law or Nasdaq rules. As there is no standing nominating and corporate governance committee, we do not have a nominating and corporate governance committee charter in place. See the section entitled “Corporate Governance—Director Nominations and Selection” for more information regarding how the typical functions of a nominating and corporate governance committee are addressed by our Board.

DIRECTOR COMPENSATION

Our Compensation Committee has previously approved the following annual cash retainers for each of our non-employee directors: $40,000 for service as a member of the Board (following an increase of $10,000 per annum effective January 1, 2025 approved by the Compensation Committee); $20,000 for service as the Vice Chair of the Board; and $10,000 for service as the Chair of the Audit Committee. For 2024, our non-employee directors received cash retainers for their service as directors during 2024 in the amounts set forth in the table below.

Messrs. Anderson, Bursky, Fazio, Filippelli and Lay do not receive any compensation from us.

The table below sets forth information regarding director compensation for each director’s services as a member of our Board for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
David Anderson(1)	—	—	—	—
Andrew M. Bursky	—	—	—	—
Timothy Fazio	—	—	—	—
David Filippelli	—	—	—	—
Jordan Kovler	—	—	—	—
Jerome Lay	—	—	—	—
Timothy Lowe	30,000	—	—	30,000
Michael Neuscheler	40,000	—	—	40,000
George (Ted) Rogers	50,000	—	—	50,000
Daniel Rothaupt(1)	30,000	—	—	30,000

(1)	On April 14, 2025, as part of a planned refreshment of the Board of Directors and not due to any disagreement with the Company on any matter relating to its operations, policies or practices, each of Messrs. Anderson and Rothaupt tendered his resignation as a member of the Board, effective April 17, 2025.

CORPORATE GOVERNANCE

We have adopted corporate governance policies and established committees of the Board in a manner that we believe will closely align our interests with those of our stockholders. Notable features of this corporate governance include:

•	independent director representation on our Audit and Compensation Committees, when we can no longer or choose not to take advantage of the “controlled company” exemption outlined below, and regular “executive session” meetings of our independent directors without the presence of our corporate officers or non-independent directors;

•	qualification of at least one of our directors as an “audit committee financial expert” as defined by the SEC; and

•	adoption of other corporate governance best practices, including limits on the number of directorships held by our directors to prevent “overboarding” and implementation of a robust director education program.

BOARD LEADERSHIP STRUCTURE

With respect to the roles of Chairman of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and our Board of Directors is able to exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Our Corporate Governance Guidelines provide the flexibility for our Board of Directors to modify our leadership structure in the future as appropriate. Currently, the roles of Chief Executive Officer and Chairman of the Board are separated, with Mr. Kovler serving as the former and Mr. Fazio serving as the latter.

DIRECTOR INDEPENDENCE

Nasdaq’s rules generally require that a majority of an issuer’s board of directors must consist of independent directors. As a “controlled company,” we are not required to comply with Nasdaq rules that require that a majority of our Board be independent. Our Board currently consists of ten directors, five of whom are not independent within the meaning of Nasdaq’s rules. Our Board has determined that each of Messrs. Neuscheler, Fearn, Rogers, Krug and Lowe are independent.

RISK OVERSIGHT

Our risk management process places day-to-day responsibility for identifying and managing the Company’s risks on senior management. The Board is responsible for overseeing management in the execution of its risk management responsibilities and for assessing the Company’s approach to risk management. The Board accomplishes this oversight function either through the full Board or through its Audit, Capital, and Affiliate Transaction Committees, each of which examines various components of the Company’s risk exposures as part of its responsibilities. The full Board regularly assess enterprise strategic risks, and a risk review is inherent in the Board’s consideration of our strategies and in the transactions and other matters presented to the Board, such as capital expenditures, potential transactions and significant financial matters.

The Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal and information technology functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes areas of risk and the appropriate mitigating factors for the Board of Directors. Additionally, our Audit Committee has oversight of cybersecurity and other information technology risks, overseeing management’s implementation of our cybersecurity risk management program. Our cybersecurity risk management program is an integral component of our overall information security platform sharing common governance processes that monitor, prevent, detect, mitigate, and remediate cybersecurity incidents and guiding continuous improvement to our broader enterprise IT infrastructure.

The Capital Committee of the Board oversees issues relating to compliance with our Purchase Authority Policy, and the Affiliate Transaction Committee of the Board reviews, evaluates, negotiates, authorizes, and approves any transactions involving our controlling stockholder and its affiliates, on the one hand, and the Company and its affiliates, on the other hand. Currently, our Capital Committee consists of Messrs. Fazio and Lay and our Affiliate Transaction Committee consists of Messrs. Kovler, Neuscheler and Rogers.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our Insider Trading Policy prohibits all employees and members of our Board of Directors from engaging in the purchase or sale of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Our Insider Trading Policy further prohibits persons covered by our Insider Trading Policy from holding Company securities in a margin account or any other account that could cause the Company’s common stock to be subject to a margin call or otherwise pledging Company securities as collateral for a loan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during the year 2024, or at any other time, one of our officers or employees. We are party to certain transactions described in “Certain Relationships and Related Party Transactions.” None of our executive officers has served as a member of a compensation committee (or other committee serving an equivalent function) of any entity, whose executive officers served as a director of our Board or member of our Compensation Committee.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics applicable to our directors, officers and employees. A copy of that code is available on our website at ir.greenidge.com.

DIRECTOR NOMINATIONS AND SELECTION

Our Board is responsible for reviewing, at least annually, the appropriate skills and experience required of Board members. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

In accordance with Nasdaq Rule 5605, a majority of the independent directors may recommend a new director nominee for selection by the Board of Directors. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating and corporate governance committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Fearn, Krug, Lowe, Neuscheler and Rogers. Our Board recommends candidates for election to the Board in accordance with the policies, principles and criteria described in our Corporate Governance Guidelines. Our Board is responsible for recommending the nomination of those incumbent directors it deems appropriate for re-election to the Board upon the expiration of such director’s term.

STOCKHOLDER RECOMMENDATIONS

Our Board will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). A stockholder that wishes to nominate a director for election to our Board should follow the procedures set forth in our Bylaws.

BOARD SELF-ASSESSMENT

At least annually, the Board, or a committee designated by the Board, oversees an evaluation of the performance of the Board against our Corporate Governance Guidelines. As part of this process, the Board conducts a self-evaluation to determine whether the Board and its committees are functioning effectively. In connection with the Board’s self-assessment for 2024, the Board determined to undergo a planned refreshment process, which resulted in the appointment of two new independent directors, Kenneth Fearn and Christopher Krug, effective April 17, 2025.

EXECUTIVE SESSIONS OF INDEPENDENT BOARD MEMBERS

Our Corporate Governance Guidelines provide that our independent directors will meet in executive session at least twice per year, with no members of management or non-independent directors present.

COMMUNICATING WITH OUR DIRECTORS

Our Board welcomes communications from the Company’s stockholders, and it is the policy of the Company to facilitate communication from stockholders. The Board generally believes it is in the Company’s best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to a particular Board member, by mailing such correspondence to Board of Directors, c/o Greenidge Generation Holdings Inc., 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534, Attn: Secretary. Please indicate on the envelope whether the communication is intended for the Board as a group or any specific director.

The Board has instructed the Secretary to examine incoming communications and forward to the Board or individual directors, as appropriate, communications he deems appropriate for delivery to the Board or individual director. Certain types of communications will not be forwarded and will be redirected as appropriate.

CORPORATE GOVERNANCE GUIDELINES

We are committed to adhering to corporate governance practices that meet applicable U.S. corporate governance standards. Our Board has adopted Corporate Governance Guidelines that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of the Board, board membership criteria and director qualifications, director responsibilities, board agenda, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. The full text of our Corporate Governance Guidelines may be viewed at our website at ir.greenidge.com.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain officers and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC and Nasdaq by certain deadlines. Based on a review of Section 16 filings with respect to our Company made during or with respect to the portion of the year ended December 31, 2024 during which Section 16(a) was applicable to such persons, we believe that each of our directors, executive officers and 10% stockholders were in compliance with the filing requirements applicable to them other than one late Form 4 filed by Mr. Kovler, reporting one transaction, two late Form 4s filed by Mr. Mulvihill, each reporting one transaction, and four late Form 4s filed by Mr. Irwin, three reporting one transaction and one reporting two transactions.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following ten director candidates, all of whom currently serve as our directors, for reelection to serve as a director: Andrew M. Bursky, Timothy Fazio, Kenneth Fearn, David Filippelli, Jordan Kovler, Christopher Krug, Jerome Lay, Timothy Lowe, Michael Neuscheler, and George (Ted) Rogers. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2026 and until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

The Company representatives named in this proxy intend to vote for the election of each of the director nominees above, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 5.

VOTES REQUIRED

Approval of Proposal 1 requires the plurality of the votes cast with respect to a director nominee. This means that the ten director nominees receiving the highest number of affirmative “for” votes will be elected. Abstentions and broker non-votes do not count as votes cast “for” or “against” a nominee’s election, but will be counted as present at the meeting for quorum purposes.

The Board recommends you vote FOR each of the director nominees identified in this Proxy Statement.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the selection of MaloneBailey, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. We are asking that you ratify such selection, although your ratification is not required. A MaloneBailey, LLP representative will not be available to attend the Annual Meeting, make a statement or answer questions.

The following table presents fees for professional services rendered by MaloneBailey, LLP with respect to the Company’s financial statements for the year ended December 31, 2024, which were approved by the Audit Committee in accordance with the approval policy referred to below.

For the Year Ended December 31,	2024	2023
Auditor fees(1)	$684,075	$619,347
All other fees	—	—
Total	$684,075	$619,347

(1)	Audit fees consist of aggregate fees for professional services, including out-of-pocket expenses, provided in connection with the audits of our consolidated financial statements, reviews of interim financial statements included in filings with the SEC, including services performed in connection with registration statements and other audit services required for SEC or other regulatory filings and related comfort letters, consents and assistance with and review of documents filed with the SEC with respect to 2023 or 2024.

Audit Committee Approval Policies and Procedures

The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee approves the audit and non-audit services performed by our independent auditors in order to ensure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be approved.

VOTES REQUIRED

Approval of Proposal 2 requires the affirmative vote of a majority of the voting power of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal. Abstentions will have no effect on the results of this vote. This proposal is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

The Board recommends you vote FOR the ratification of the selection of MaloneBailey, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025.

PROPOSAL 3

APPROVAL OF THIRD AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

General

On February 21, 2021, the Board adopted the Company’s 2021 Equity Incentive Plan and on March 1, 2021, the Company’s stockholders approved the Company’s 2021 Equity Incentive Plan. On March 25, 2021, Board adopted, and the Company’s stockholders approved, an amended 2021 Equity Incentive Plan. On March 22, 2023, as amended by a written consent dated April 10, 2023, the Board approved pursuant to resolutions, subject to stockholder approval, the Company’s Amended and Restated 2021 Equity Incentive Plan; and, on April 11, 2023, Atlas, holding a majority of the total voting power of our outstanding capital stock entitled to vote in stockholders meetings of the Company as of the Record Date, approved the Company’s Amended and Restated 2021 Equity Incentive Plan by written consent. On November 12, 2024, the Board approved by unanimous written consent, subject to stockholder approval, the Company’s Second Amended and Restated 2021 Equity Incentive Plan; and, on November 13, 2024, Atlas, our stockholder holding a majority of the total voting power of our outstanding capital stock entitled to vote in a stockholder meeting of the Company approved the Company’s Second Amended and Restated Plan 2021 Equity Incentive Plan by written consent. On April 15, 2025, the Board adopted the Company’s Third Amended and Restated Plan 2021 Equity Incentive Plan (“Third Amended and Restated Plan”) to increase the number of shares of Class A common stock authorized for issuance under the 2021 Equity Incentive Plan (as amended and restated, the “2021 Equity Incentive Plan”) by 1,000,000 shares (such increase in shares of Class A common stock authorized for issuance under the 2021 Equity Incentive Plan, the “Authorized Share Increase”).

Reasons for the Authorized Share Increase

In reviewing our compensation practices, including in light of various evolving market practices, as well as to enhance the Company’s flexibility to make awards, the Board determined it is necessary to increase the number of shares of Class A common stock available for grant under the 2021 Equity Incentive Plan pursuant to the Authorized Share Increase, which is the only material change to the 2021 Equity Incentive Plan from the Second Amended and Restated 2021 Equity Incentive Plan.

The Board believes the Authorized Share Increase, increasing the number of shares authorized for issuance under the 2021 Equity Incentive Plan by 1,000,000 shares of Class A common stock, from 1,583,111 shares of Class A common stock to 2,583,111 shares of Class A common stock under our Third Amended and Restated Plan ensures our ability to continue to grant stock options, restricted stock units and other equity awards to our employees, directors and other service providers, which we believe is vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are valued assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals and to link the interests of our employees and other award recipients to those of our stockholders.

Summary of the Third Amended and Restated Plan

The following summary of the principal features of the Third Amended and Restated Plan included in this Proxy Statement is qualified in its entirety by reference to the full text of the Third Amended and Restated Plan, which is incorporated by reference into this Proxy Statement and is attached to this Proxy Statement as Annex A.

Purpose. The purpose of the Third Amended and Restated Plan is to attract and retain employees, consultants and directors for the Company and its subsidiaries, motivate them by means of appropriate incentives to achieve long-term goals, provide incentive compensation opportunities and further align their interests with those of our stockholders through equity- and non-equity-based compensation.

Administration. The Third Amended and Restated Plan is currently administered by the Compensation Committee (the “Administrator”). Among other things, the Administrator has the authority to construe and interpret the Third Amended and Restated Plan, to select persons who will receive awards, to determine the types of awards and the number of shares to be covered by awards and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Administrator has the authority to establish, amend and rescind rules and regulations relating to the Third Amended and Restated Plan and awards granted under the Third Amended and Restated Plan; provided, that if any such amendment materially and adversely affects the right of any Third Amended and Restated Plan participant, award holder or beneficiary, then any such amendment will not be effective without the prior written consent of the Third Amended and Restated Plan participant, award holder or beneficiary.

Eligible Recipients. Persons eligible to receive awards under the Third Amended and Restated Plan will be those employees, consultants and directors of the Company and its affiliates who are selected by the Administrator. As of the Record Date, there were 46 persons eligible to participate in the Plan, which consisted of 35 eligible employees, 10 directors (which include our Chief Executive Officer who was also counted among the employees) and two consultants.

Shares Available. The maximum number of shares of Class A common stock that may be delivered to participants under the Third Amended and Restated Plan is 2,583,111 shares, as may be further adjusted for certain corporate changes affecting the shares. All shares of Class A common stock granted in connection with awards under the Third Amended and Restated Plan will be counted against the Third Amended and Restated Plan’s share limit as one share for every one share underlying the award. Canceled, forfeited or expired awards may again become available for grant under the Third Amended and Restated Plan. Shares subject to an award under the Third Amended and Restated Plan will not again be made available for issuance or delivery under the Third Amended and Restated Plan if such shares are (i) shares tendered in payment of a stock option, (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation or (iii) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

Stock Options.

General. Subject to the provisions of the Third Amended and Restated Plan, the Administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any stock option; (ii) the exercise price per share; (iii) the expiration date of the stock option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the stock option or the shares underlying the stock option; and (vi) any other terms and conditions as the Administrator may determine. Only employees of the Company or its subsidiaries are eligible to be granted incentive stock options.

Incentive and Non-Qualified Options. Stock options give the option holder the right to acquire a designated number of shares of Class A common stock at a purchase price that is fixed upon the grant of the stock option (the “exercise price”). The exercise price will not be less than the market price of the Class A common stock on the date of grant. Stock options granted may be either tax-qualified stock options (“incentive stock options”) or non-qualified stock options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Internal Revenue Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years (or five years in the case of employees owning more than 10% of the Company’s voting stock). In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Option Price. The exercise price for stock options will be determined at the time of grant. The exercise price will not be less than the fair market value on the date of grant. The exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any employee owning more than 10% of the Company’s voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. A stock option may be exercised only in accordance with the terms and conditions of the stock option agreement as established by the Administrator at the time of grant. The stock option must be exercised by notice to the Company, accompanied by payment of the exercise price. Payments may be made in cash or, at the discretion of the Administrator, (i) by delivery to the Company of other Class A common stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of Class A common stock that have an aggregate fair market value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Class A common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Class A common stock, (ii) a “cashless” exercise program established with a broker, (iii) by reduction in the number of shares of Class A common stock otherwise deliverable upon exercise of such stock option with a fair market value equal to the aggregate exercise price at the time of exercise, (iv) any combination of the foregoing methods or (v) in any other form of legal consideration that may be acceptable to the Administrator.

Expiration or Termination. Stock options, if not previously exercised, will expire on the expiration date established by the Administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years; provided that in the case of holders of more than 10% of the Company’s voting stock, such term cannot exceed five years. Except as otherwise set forth in the applicable award agreement, stock options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The stock option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death or disability, with the precise period during which the option may be exercised to be established by the Administrator and reflected in the grant evidencing the award.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted alone or in tandem with stock options. A SAR is a right to receive a payment in Class A common stock or cash (as determined by the Board) equal in value to the excess of the fair market value of one share of Class A common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Class A common stock subject to a SAR may not be less than fair market value at the time of grant.

Restricted Awards. Restricted awards are awards of Class A common stock or common stock units having a value equal to the fair market value of an identical number of shares of Class A common stock. Restricted awards are forfeitable and non-transferable until the awards vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded. Restricted stockholders generally have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Board may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Restricted stock unit holders will have no voting rights with respect to any restricted stock units. Restricted stock units may also be granted with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement. The Board may provide that the restricted stock units will be credited with cash and stock dividends paid by the Company in respect of one share of Class A common stock (“dividend equivalents”). Dividend equivalents will be deferred until the expiration of the applicable restriction period.

Performance Share Awards. The Third Amended and Restated Plan provides for performance share awards (the “Performance Share Award”) which grant participants the right to receive a number of actual shares of common stock or share units based upon the performance of the Company during a performance period, as determined by the Administrator. The Administrator has discretion to determine: (i) the number of shares of common stock or stock-denominated units subject to a Performance Share Award granted to any participant; (ii) the performance period applicable to any Award (as such term is defined in the Third Amended and Restated Plan); (iii) the conditions that must be satisfied for a participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. The number of Performance Shares earned by a participant will depend on the extent to which the performance goals established by the Administrator are attained within the applicable performance period, as determined by the Administrator. Under the Third Amended and Restated Plan, no payout will be made with respect to any Performance Share Award except upon written certification by the Administrator that the minimum threshold performance goal(s) have been achieved.

Performance Compensation Awards. The Third Amended and Restated Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of Class A common stock or a combination of cash and shares of Class A common stock, based on the attainment of pre-established goals set forth in the applicable award agreement. Performance compensation awards that become vested following the achievement of the performance goals will be paid to participants as soon as administratively practicable following completion of the certification of the achievement of the performance goals by the Administrator but in no event later than 2 1/2 months following the end of the fiscal year during which the performance period is completed.

Performance Criteria. Under the Third Amended and Restated Plan, one or more performance criteria will be used by the Administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company, as the Administrator may deem appropriate, or as compared to the performance of a group of comparable companies or published or special index that the Administrator deems appropriate. In determining the actual size of an individual performance compensation award, the Administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator will not have the discretion to grant or provide payment in respect of performance compensation awards if the performance goals have not been attained.

Other Material Provisions. Awards will be evidenced by a written agreement, in such form as may be approved by the Administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The Administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting or cancellation of any outstanding awards (upon at least 10 days’ advance notice) in exchange for a payment to the award holder the value of such awards in cash, stock, or a combination thereof. Except as otherwise determined by the Administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. As provided by the terms of the applicable award agreement and subject to the discretion of the Administrator, the applicable tax withholding obligation relating to the exercise or acquisition of Class A common stock under an award by any or a combination of the following means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Class A common stock from the shares of Class A common stock otherwise issuable to the award holder as a result of the exercise or acquisition of Class A common stock under the award; or (iii) delivering to the Company previously owned and unencumbered shares of Class A common stock. The Administrator also has the authority, at any time, to discontinue the granting of awards. The Administrator also has the authority to alter or amend the Third Amended and Restated Plan or any outstanding award or may terminate the Third Amended and Restated Plan as to further grants, provided that no amendment will, without the approval of stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Third Amended and Restated Plan, change the persons eligible for awards under the Third Amended and Restated Plan, extend the time within which awards may be made or amend the provisions of the Third Amended and Restated Plan related to amendments. The Third Amended and Restated Plan will terminate automatically on the 10th anniversary of its approval by the Company’s stockholders. No amendment that would adversely affect any outstanding award made under the Third Amended and Restated Plan can be made without the consent of the holder of such award.

Summary of Material U.S. Federal Income Tax Consequences

The following summary of tax consequences to the Company and to Third Amended and Restated Plan participants is not intended to be used as tax guidance to participants in the Third Amended and Restated Plan. It relates only to U.S. federal income tax and does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the Third Amended and Restated Plan, particularly in jurisdictions outside the United States. In addition, this summary is as of the date of this Proxy Statement; federal income tax laws and regulations are frequently revised and may be changed again at any time. Therefore, each participant is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Third Amended and Restated Plan.

Stock Options. The grant of a stock option will not result in taxable income at the time of grant for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of a stock option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. When disposing of shares acquired by exercise of an incentive stock option before the end of the statutory incentive stock option holding periods (i.e., no disposition of the shares occurs within two years from the date of grant, nor within one year from the date of exercise of that incentive stock option), the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of a stock option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income at the time of grant for the participant or the Company. The participant must recognize taxable income equal to the amount of cash received or the fair market value of the shares received upon the exercise of a SAR.

Restricted Stock. Except as described below regarding an election under Section 83(b) of the Internal Revenue Code, a grant of restricted stock will not result in taxable income at the time of grant for the participant or the Company. The participant will recognize ordinary income equal to the fair market value of the shares over the purchase price, if any, when the shares are no longer subject to a substantial risk of forfeiture or become transferable. Any subsequent appreciation in the value of the shares will be taxed as capital gains when the shares are sold. A participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable income at the time the restricted stock is awarded, in an amount equal to the fair market value of the shares at the time of grant over the purchase price, if any, determined without regard to any forfeiture restrictions. If such an election is made, any subsequent appreciation in the value of the shares will be taxed as capital gains when the shares are sold. Any such election must be filed with the Internal Revenue Service, and a copy must be provided to the Company, within 30 days following the date of grant.

Restricted Stock Units. The grant of a restricted stock unit will not result in taxable income at the time of grant for the participant or the Company. Upon receiving the shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income. Any subsequent appreciation in the value of shares will be taxed as capital gains when the shares are sold.

Other Awards. The payment of cash or the issuance of unrestricted shares will generally give rise to taxable income at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued over the purchase price, if any.

Company Deduction. The Company is generally entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with stock options, SAR or other awards, but not for amounts (i) the participant recognizes as capital gain and (ii) over $1 million paid to certain “covered employees” under Section 162(m) of the Internal Revenue Code, except for grandfathered arrangements under Section 162(m) of the Internal Revenue Code. The Company will not be entitled to any tax deduction with respect to the exercise by a participant of an incentive stock option or, if the statutory incentive stock option holding period requirements above are met, the sale by a participant of the underlying shares.

New Plan Benefits

Mr. Irwin has an employment agreement with the Company that provides for 50% of his annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 100% of Mr. Irwin’s base salary) to be payable in restricted stock units under the Company’s equity incentive plan. Mr. Kovler has an offer letter with the Company that provides for his annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 50% of Mr. Kovler’s base salary) to be payable in the form of cash or equity (or some combination thereof) under the Company’s equity incentive plan. Mr. Mulvihill and one non-executive employee of the Company each have an offer letter with the Company that provides for their respective annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 50% of Mr. Mulvihill’s and such non-executive employee’s base salary) to be payable 50% in the form of cash and 50% in the form equity under the Company’s equity incentive plan. Neither the Compensation Committee nor the Board has made any determination to make future grants to any participants under the Third Amended and Restated Plan as of the date of this Proxy Statement. As such, new benefits that will be awarded or paid under the Third Amended and Restated Plan are not currently determinable.

VOTES REQUIRED

Approval of Proposal 3 requires the affirmative vote of a majority of the voting power of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes do not count as votes cast “for” or “against” the Third Amended and Restated Plan, but will be counted as present at the meeting for quorum purposes.

The Board recommends you vote FOR the approval of the Third Amended and Restated Plan.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is composed of three non-employee directors, each of whom is independent as that term is defined in the Nasdaq Marketplace Rules and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written audit committee charter that was approved by the Audit Committee and the Board of Directors. The Audit Committee held five meetings during 2024.

The Audit Committee has reviewed and discussed with management of the Company and MaloneBailey, LLP, the independent registered public accounting firm for the Company for the 2024 fiscal year, the audited financial statements of the Company for the year ended December 31, 2024. The Audit Committee has discussed with MaloneBailey, LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this proxy statement.

MaloneBailey, LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with MaloneBailey, LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Submitted by the Members of the Audit Committee

Michael Neuscheler
Timothy Lowe
Daniel Rothaupt(1)

(1) On April 14, 2025, as part of a planned refreshment of the Board of Directors and not due to any disagreement with the Company on any matter relating to its operations, policies or practices, Mr. Rothaupt tendered his resignation as a member of the Board, effective April 17, 2025.

EXECUTIVE COMPENSATION

This section sets forth the compensation of our named executive officers (our “NEOs”), a group comprising (i) our principal executive officers during the last completed fiscal year, (ii) our two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year and (iii) up to two of our other most highly compensated executive officers who were not serving as executive officers at the end of our last completed fiscal year. Our NEOs are:

•	Jordan Kovler, our Chief Executive Officer;

•	Dale Irwin, our President; and

•	Christian Mulvihill, our Chief Financial Officer.

As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to provide disclosure regarding pay versus performance or submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation of our NEOs for service in all capacities for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Jordan Kovler(1) Chief Executive Officer	2024	350,000	—	143,590	—	40,557	534,147
	2023	33,654	14,384	—	455,470	3,746	507,254
Dale Irwin President	2024	355,769	45,000	152,934	—	35,646	589,349
	2023	458,654	56,250	—	—	23,113	538,017
Christian Mulvihill(2) Chief Financial Officer	2024	250,000	45,000	264,946	—	21,591	581,537
	2023	213,462	35,000	—	—	19,924	268,386

_____________

(1)	Mr. Kovler commenced employment with the Company on November 16, 2023.

(2)	Mr. Mulvihill commenced employment with the Company on October 11, 2023.

(3)	Does not include certain equity awards made to Messrs. Irwin, Kovler and Mulvihill in 2024 as described in “Elements of Executive Compensation—Equity Awards.”

(4)	Represents the aggregate grant date fair value of stock options (“Options”) granted, computed in accordance with FASB Topic 718. The Options were granted pursuant to the 2021 Equity Incentive Plan. Terms of the Options are summarized in “Elements of Executive Compensation—Equity Awards” below. The assumptions made when calculating the amounts reported are found in Note 8: “Equity Based Compensation” to our audited consolidated financial statements included in Part II, Item 8 of our 2024 Annual Report.

(5)	The amounts for Mr. Kovler include the cost of health insurance premiums equal to $27,904 and $3,746 in 2024 and 2023, respectively, and 401(k) matching contributions in an amount equal to $12,653 in 2024. The amounts for Mr. Irwin include the cost of health insurance premiums equal to $19,615 and $9,913 in 2024 and 2023, respectively, and 401(k) matching contributions in an amount equal to $16,031 and $13,200 in 2024 and 2023, respectively. The amounts for Mr. Mulvihill include the cost of health insurance premiums equal to $9,791 and $9,947 in 2024 and 2023, respectively, and 401(k) matching contributions in an amount equal $11,800 and $9,977 in 2024 and 2023, respectively.

ELEMENTS OF EXECUTIVE COMPENSATION

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. As of December 31, 2024, Mr. Kovler’s base salary was $350,000, Mr. Mulvihill’s base salary was $250,000, which was subsequently increased to $275,000 effective January 30, 2025, and Mr. Irwin’s base salary was $350,000.

Equity Awards

On a go-forward basis, the Company generally intends to grant annual equity awards pursuant to the 2021 Equity Incentive Plan to senior management, including our NEOs. On December 8, 2023, Mr. Irwin was granted 14,423 shares of Class A common stock in connection with bonus compensation for fiscal year 2022 pursuant to the 2021 Equity Incentive Plan, which vested immediately, and Mr. Kovler was granted a one-time sign-on bonus of 51,282 restricted shares of Class A common stock, which vested on December 8, 2024. On February 13, 2024, Mr. Mulvihill was granted a one-time sign on bonus in connection with his appointment as Chief Financial Officer of 32,051 shares of Class A common stock, which vested immediately. On November 12, 2024, Mr. Mulvihill was awarded a one-time grant of 20,000 RSUs which vest in 12 equal installments on a monthly basis beginning one month after the grant date. Subsequent to the fiscal year ended December 31, 2024, in connection with bonus compensation for fiscal year 2024 pursuant to the 2021 Equity Incentive Plan, each of Messrs. Irwin, Kovler and Mulvihill were awarded 55,515, 91,912 and 55,515 RSUs, respectively, all of which vested in February 2025.

Kovler Options

As mentioned in the description of Mr. Kovler’s offer letter below, on November 16, 2023, Mr. Kovler was granted options exercisable for 100,000 shares of the Company’s Class A common stock. The options vest in equal installments on each of the first, second and third anniversaries of the grant date, subject to Mr. Kovler’s continued service to the Company through each vesting date.

EMPLOYMENT AGREEMENTS WITH OUR NEOS

Except as otherwise specifically provided below, all of our NEOs are employees at will and do not have employment agreements with us.

Offer Letter with Mr. Kovler

In connection with his employment by the Company as Chief Executive Officer, Mr. Kovler entered into an Offer Letter with the Company, effective November 16, 2023, pursuant to which Mr. Kovler is employed at will and receives a base annual salary in the amount of $350,000. In addition, Mr. Kovler received (i) a one-time sign-on bonus equal to a 15-day pro-rated portion of the base salary, and (ii) a one-time grant of (A) $200,000 worth of the Company’s Class A common stock and (B) 100,000 non-qualified stock options (the “Sign-On Options”) pursuant to the 2021 Equity Incentive Plan. The Sign-On Options are exercisable at $4.97 per share and vest over a three-year period in equal annual installments. In addition, Mr. Kovler is eligible to receive an annual target bonus of up to 50% of the base salary in either cash or equity of the Company (or any combination of cash and equity), subject to such terms and performance conditions as determined by the Board. Mr. Kovler and his dependents are also eligible to participate in the Company’s benefits programs, subject to the terms thereof. Mr. Kovler is also entitled to reimbursement for out-of-pocket travel expenses in connection with the performance of his duties as Chief Executive Officer pursuant to the Company’s expense reimbursement policies. If the Company terminates Mr. Kovler’s service without cause or the Company undergoes a Change in Control (as such term is defined in the 2021 Equity Incentive Plan), and in either case Mr. Kovler is not subsequently employed in a position acceptable to him with another portfolio company affiliated with Atlas Holdings, subject to the execution of a release, Mr. Kovler will be eligible to receive six months’ severance payments of his base salary at the time of such termination or Change in Control.

Offer Letter with Mr. Mulvihill

In connection with his employment by the Company as Chief Financial Officer, Mr. Mulvihill entered into an Offer Letter with the Company, effective October 11, 2023, pursuant to which Mr. Mulvihill is employed at will and receives a base salary in the amount of $250,000. In addition, Mr. Mulvihill received a one-time sign-on bonus of $125,000 worth of the Company’s Class A common stock. Mr. Mulvihill is also eligible to receive an annual target bonus of up to 25% of base salary in cash and up to 25% of base salary in equity, subject to such terms and performance conditions as determined by the Board. If the Company terminates Mr. Mulvihill’s service without cause or the Company undergoes a Change in Control, and in either case Mr. Mulvihill is not subsequently employed in a position acceptable to him with another portfolio company affiliated with Atlas Holdings, subject to the execution of a release, Mr. Mulvihill will be eligible to receive six months’ severance payments of his base salary at the time of such termination or Change in Control. Subsequent to the fiscal year ended December 31, 2024, the Compensation Committee approved an increase in Mr. Mulvihill's base salary to $275,000 per year, effective January 30, 2025.

Executive Employment Agreement with Mr. Irwin

The Company entered into an Executive Employment Agreement, dated August 15, 2022, with Mr. Irwin. Mr. Irwin’s Executive Employment Agreement provides that Mr. Irwin is employed at will and eligible for (i) an annual base salary of $450,000 (which has been subsequently reduced to $350,000 effective January 14, 2024 in connection with a general salary reduction for management) and (ii) a target annual bonus opportunity of up to 50% of Mr. Irwin’s annual base salary, 50% of which will be paid in RSUs under the 2021 Equity Incentive Plan, vesting in equal annual installments on the first three anniversaries of the grant date, subject to Mr. Irwin’s continued employment through each vesting date and otherwise subject to approval by the Compensation Committee or the Board, as applicable, and the terms and conditions of the 2021 Equity Incentive Plan.

Pursuant to the Executive Employment Agreement, if Mr. Irwin’s employment with the Company is terminated by the Company without Cause or if Mr. Irwin resigns with Good Reason (as each term is defined in his Executive Employment Agreement), in addition to any accrued base salary through and including the date of termination and any amounts or benefits required to be paid or provided under applicable law or accrued and vested under the benefit plans of the Company (the “Accrued Amounts”), Mr. Irwin would be entitled to receive, subject to execution of a release and compliance with restrictive covenants: (i) continued payment of his annual base salary for a period of 12 months following the date of termination; (ii) Company-subsidized COBRA coverage equal to the same portion of the monthly premium the Company pays for active employees until the earlier of (x) the one-year anniversary of the date of termination or (y) the date Mr. Irwin became eligible for health insurance coverage under the health plan of another employer; (iii) an amount equal to 100% of Mr. Irwin’s target annual bonus opportunity for the fiscal year in which the termination of employment occurred, payable on the first anniversary of the date of termination; (iv) any earned but unpaid annual bonus for the completed fiscal year that ended prior to the fiscal year in which the termination of employment occurs, payable on the date such annual bonuses are paid to similarly situated employees of the Company; and (v) continued vesting of any time-vesting RSUs that would have vested in the 12-month period following the date of termination. If Mr. Irwin’s employment is terminated due to death or Disability (as defined in the Executive Employment Agreement), Mr. Irwin will be entitled to receive, subject to execution of a release and compliance with restrictive covenants, (a) the Accrued Amounts, (b) accelerated vesting of all outstanding unvested RSUs representing the deferred portion of Mr. Irwin’s annual bonus for prior years and (c) pro rata vesting of any time-vesting RSUs based on the period employed prior to termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding equity awards held by each of our NEOs as of December 31, 2024.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)
Dale Irwin	—		—		—	—	14,038	(1)	21,759
Jordan Kovler	33,333	(2)	66,667	(3)	4.97	11/16/2033	—		—
Christian Mulvihill	2,000	(4)	—		718.00	07/31/2031	34,038	(5)	52,759

_______________________

(1)	Represents RSUs, which vest in three approximately equal installments on February 1, 2025, August 1, 2025, and February 1, 2026.

(2)	Represents Options, which vested on November 16, 2024.

(3)	Represents Options, which vest in two approximately equal installments on the second and third anniversaries of November 16, 2023, subject to Mr. Kovler’s continued service to the Company through each such date.

(4)	Represents Options, which vested in equal installments on the first, second and third anniversaries of July 27, 2021.

(5)	Represents (i) 20,000 RSUs, which vest in twelve approximately equal installments beginning one month after the November 14, 2024 grant date, subject to Mr. Mulvihill’s continued service to the Company through such date and (ii) 14,038 RSUs, which vest in three approximately equal installments on February 1, 2025, August 1, 2025 and February 1, 2026.

RETIREMENT PLAN AND EMPLOYEE BENEFITS

Greenidge Generation LLC (“Greenidge Generation”) sponsors a 401(k) plan covering substantially all Greenidge Generation employees, including our NEOs. Employees become eligible to participate in the plan upon one month of service and the attainment of age twenty-one. Eligible employees may elect to make either pre-tax or Roth contributions to the plan, subject to limitations set forth by the plan and the Code. Greenidge Generation makes safe harbor matching contributions equal to 100% of the first 3% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. Greenidge Generation may also make a non-elective contribution at its discretion.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS

In response to Item 402(x)(1) of Regulation S-K, we have not granted new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K that discloses material nonpublic information.

Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

EQUITY INCENTIVE PLAN INFORMATION

The following table provides information on our equity incentive plans as of December 31, 2024:

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted average exercise price of outstanding options, warrants, and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	306,155	(1)	$20.23		778,382	(4)
Equity compensation plans not approved by security holders	307,684	(2)	$13.20		—
Total	613,839		15.75	(3)	778,382

(1)	As of December 31, 2024, there were 174,808 stock options to purchase shares of common stock and 131,347 RSUs outstanding under our 2021 Equity Incentive Plan.

(2)	Reflects inducement stock option awards granted to key executives in accordance with the commencement of their employment. These inducement stock options were granted outside of our 2021 Equity Incentive Plan and in accordance with Nasdaq Listing Rule 5635(c)(4) and, thus, did not require shareholder approval.

(3)	Represents the weighted-average exercise price of outstanding stock options.

(4)	Represents shares of common stock available for future issuance under our 2021 Equity Incentive Plan. The material features of our equity incentive plans are more fully described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

The following includes a brief summary of certain material arrangements, agreements and transactions since January 1, 2024, or any currently proposed transaction, in which we were or are to be a participant and in which any person who serves as an executive officer or director has or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). As of April 25, 2025, Atlas Holdings controls 70.4% of the voting power of our outstanding common stock and has the power to elect a majority of our directors.

Letters of Credit and Equity Interest Payment Agreement

Atlas Holdings and certain of its affiliates obtained a letter of credit from a financial institution in the amount of $5.0 million at December 31, 2024 and 2023, payable to the New York State Department of Environmental Conservation. This letter of credit guarantees the current value of our environmental trust liability. Atlas Capital Resources LP and Atlas Capital Resources (P) LP also obtained a letter of credit from a financial institution in the amount of $3.6 million at December 31, 2024 and 2023, payable to Empire Pipeline Incorporated (“Empire”) in the event we should not make contracted payments for costs related to a pipeline interconnection project we have entered into with Empire.

On January 24, 2025, we and Atlas Capital Resources (A9) LP, Atlas Capital Resources (A9-Parallel) LP, Atlas Capital Resources (P) LP (collectively, the “Atlas Entities” or “Atlas”) entered into an Equity Interest Payment Agreement (the “Payment Agreement”), pursuant to which Atlas agreed to provide continuing credit support to the Company by maintaining the letters of credit payable to the New York State Department of Environmental Conservation and Empire to guarantee the current value of the Company’s landfill environmental trust liability and contractual obligations related to the pipeline interconnection project the Company has entered into with Empire, respectively. Absent Atlas’ agreement to maintain each letter of credit until its respective renewal date of April 1 and May 3, 2025, Atlas would have the contractual right to require the Company to replace such letters of credit. The Payment Agreement provides that Atlas shall continue to maintain such letters of credit for a specified period in exchange for, among other things, the Company’s agreeing to make an L/C Extension Payment in an amount equal to $1,369,990 and to pay interest on the outstanding amount of such letters of credit for each quarterly period during the term of the Payment Agreement, in each case, subject to the limitations set forth in the Payment Agreement, with such payments to be made in the form of shares of Class A common stock of the Company based on the price formulas set forth in the Payment Agreement. Commencing on the signing of the Payment Agreement, the Company will make the interest payments on a calendar quarter basis in arrears. Pursuant to the terms of the Payment Agreement, upon request of Atlas, the Company also agreed to enter into a customary registration rights agreement with Atlas providing Atlas with certain demand and piggyback registration rights in respect of all shares of Class A Common Stock (or other equity securities convertible into shares of Class A Common Stock) held by Atlas.

Columbus Property

In March 2024, we announced that we had entered into a Commercial Purchase and Sale Agreement (the “Motus Agreement”) for an industrial site in Columbus, Mississippi, including over 73,000 square feet of industrial warehouse space and 12 acres of land. We are developing a cryptocurrency datacenter operation on the property, using existing electrical infrastructure at the location. The Motus Agreement was entered into by one of our subsidiaries and a portfolio company of private investment funds managed by Atlas Holdings. The Company’s controlling shareholder consists of certain funds associated with Atlas Holdings. The purchase price of the property was $1.45 million. The transaction closed in April 2024, and we commenced small scale datacenter operations, using portable equipment, at the Columbus facility in April 2024.

Other

Affiliates of Atlas Holdings from time to time incur certain costs for the benefit of the Company, which are fully reimbursed by the Company. The amount of costs reimbursed by the Company during the 2024 fiscal year was $0.1 million.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Related Party Transactions Policy

Our Board of Directors has adopted a written statement of policy regarding transactions with related persons (the “Related Person Policy”). Our Related Person Policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to (i) our chief compliance officer, or (ii) in the event that there is no chief compliance officer, our general counsel or (iii) in the event that there is no chief compliance officer or general counsel, our chief executive officer (in each case, the “Designated Officer”), any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Designated Officer will then promptly communicate that information to our Board of Directors. No related person transaction will be executed without the approval or ratification of our Board of Directors or a duly authorized committee of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock as of the Record Date by: (i) each of our directors and named executive officers, (ii) all directors and executive officers as a group, and (iii) each person who is known by us to beneficially own 5% or more of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, including the percentage of voting stock, all common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each person is c/o Greenidge Generation Holdings Inc., 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534.

	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner	Class A Common Stock	Class B Common Stock	Percent Ownership(1)	Percent Voting Power(2)
Directors and Named Executive Officers:
Andrew M. Bursky(3)	962,744	2,680,030	24.6%	70.4%
Timothy Fazio(3)	962,744	2,680,030	24.6%	70.4%
Kenneth Fearn	—	—	—	—
David Filippelli	—	—	—	—
Dale Irwin	89,760	—	*	*
Jordan Kovler(4)	156,641	—	1.1%	*
Jerome Lay	—	—	—	—
Christopher Krug(5)	125,000	—	*	*
Timothy Lowe	2,400	7,121	*	*
Christian Mulvihill(6)	67,313	—	*	*
Michael Neuscheler	3,711	—	*	*
George (Ted) Rogers	17,240	16,000	*	*
All directors and executive officers, as a group (12 persons)	1,424,809	2,703,151	27.8%	72.2%
Principal Stockholders (> 5% of outstanding common stock)
Entities affiliated with Atlas Holdings(3)	962,744	2,680,030	24.6%	70.4%

*	Indicates less than 1%

(1)	Based on 12,089,407 shares of Class A common stock outstanding plus 2,733,394 shares of Class B common stock outstanding as of the Record Date.

(2)	Based on 12,089,407 shares of Class A common stock outstanding plus 2,733,394 shares of Class B common stock outstanding as of the Record Date. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share.

(3)	Based solely on Amendment No. 1 to the Schedule 13D filed on January 28, 2025 and the Form 4 filed on April 10, 2025. Includes: (i) 119,048 shares of Class A common stock held directly by GGH Bridge Investment LP; (ii) 604,516 shares of Class A common stock and 1,920,265 shares of Class B common stock held of record by Atlas Capital Resources (A9) LP; (iii) 217,064 shares of Class A common stock and 689,512 shares of Class B common stock held of record by Atlas Capital Resources (A9-Parallel) LP; and (iv) 22,116 shares of Class A common stock and 70,253 shares of Class B common stock held of record by Atlas Capital Resources (P) LP. Atlas Capital Resources GP LP (“ACR GPLP”) is the general partner of these entities and Atlas Capital Resources GP LLC (“ACR GP”) is the general partner of ACR GPLP, each of which may be deemed to beneficially own the shares held by these entities. Mr. Fazio and Mr. Bursky are each a managing partner of ACR GP and may be deemed to have shared voting and investment power over the securities held by these entities. Mr. Fazio and Mr. Bursky each disclaims beneficial ownership of such shares except to the extent of each of his pecuniary interest therein. The address for Messrs. Fazio and Bursky is c/o Atlas Holdings LLC, 100 Northfield Street, Greenwich, CT 06830.

(4)	Includes 33,333 shares underlying stock options owned by Mr. Kovler, which have an exercise price of $4.97 per share and expire on November 16, 2033.

(5)	Consisting of 125,000 held directly by CHC Fund Partners I LP. Chatham Harbor FOF GP, LLC is the general partner of CHC Fund Partners I LP and may be deemed to beneficially own the shares held by CHC Fund Partners I LP. Mr. Krug is the managing member of Chatham Harbor FOF GP, LLC and may be deemed to have sole voting and investment power over the shares held by CHC Fund Partners I LP. Mr. Krug disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(6)	Includes (i) 2,000 shares underlying stock options owned by Mr. Mulvihill, which have an exercise price of $718 per share and expire on July 31, 2031 and (ii) 3,333 RSUs that are scheduled to vest within 60 days of the Record Date.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before January 7, 2026. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Exchange Act, in order for such proposal to be eligible for inclusion in our 2026 proxy statement.

In accordance with our Bylaws, in order to be properly brought before the 2026 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s annual meeting, which would be no earlier than February 17, 2026 and no later than March 19, 2026. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than 120 days prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.

Greenidge Generation Holdings Inc.
1159 Pittsford-Victor Road, Suite 240
Pittsford, NY 14534

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder that writes to the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Stockholders of record who currently receive multiple copies of the annual report and proxy statement or Notice of Internet Availability at their address who would prefer that their communications be householded, or stockholders of record who are currently participating in householding and would prefer to receive separate copies of our proxy materials, should also contact us. Any such written requests should be directed to the Secretary of the Company at the following physical address:

Greenidge Generation Holdings Inc.
1159 Pittsford-Victor Road, Suite 240
Pittsford, NY 14534

ANNUAL REPORT ON FORM 10-K

A copy of our 2024 Annual Report, as filed with the SEC, is available to stockholders without charge upon written request directed to Investor Relations, 1159 Pittsford-Victor Road, Suite 240, Pittsford, NY 14534, or by phone at (315) 536-2359. The Company makes available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing with the SEC.

OTHER MATTERS

We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the Annual Meeting. The persons named in the proxy card will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. The proxy card contains discretionary authority for them to do so.

ANNEX A

THIRD AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

GREENIDGE GENERATION HOLDINGS INC.

THIRD AMENDED AND RESTATED

2021 EQUITY INCENTIVE PLAN

1.  Purpose; Eligibility.

1.1.  General Purpose. The name of this plan is the Third Amended and Restated Greenidge Generation Holdings Inc. 2021 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2.  Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3.  Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.   Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company, including, without limitation, any corporation that is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Section 424(e) or (f) of the Code, and any other non-corporate entity that would be such a subsidiary corporation if such entity were a corporation.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

1

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, taking into account as outstanding for this purpose Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire Common Stock (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. The foregoing notwithstanding, if the Award constitutes non-qualified deferred compensation under Section 409A of the Code, in no event shall a Change in Control be deemed to have occurred unless such change shall satisfy the definition of a change in control under Section 409A of the Code.

2

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the compensation committee of the Board, or if no such committee has been established, the full Board, or a committee of one or more members appointed to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the class A common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting, independent contractor or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted, including, but not limited to, in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

3

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates. The foregoing notwithstanding, if the Award is subject to Section 409A of the Code, in no event shall a Disability be deemed to have occurred unless such disability satisfies the requirements of Section 409A of the Code.

“Effective Date” shall mean the date this Plan is approved by the Company’s stockholders.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, unless the Committee in its discretion approves an alternative valuation methodology, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons; provided that if an Award is subject to Section 409A of the Code, then the Fair Market Value shall be determined in accordance with Section 409A of the Code.

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“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

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“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph, provided that if the Award is subject to Section 409A of the Code, such accelerated vesting does not violate the rules of Code Section 409A. The Committee shall, within the first 90 days of a Performance Period (or, such longer or shorter time period as the Committee shall determine) define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or such longer or shorter time period as the Committee shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

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“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.  Administration.

3.1.  Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan and the provisions of Section 409A of the Code (if applicable), the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

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(a)  to construe and interpret the Plan and apply its provisions;

(b)  to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)  to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)  to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)  to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)   from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)  to determine the number of shares of Common Stock to be made subject to each Award;

(h)  to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)  to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

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(m)  to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)  to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)  to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)  to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2.  Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3.  Delegation. The Committee may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Committee, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4.  Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5.  Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.  Shares Subject to the Plan.

4.1.  Subject to adjustment in accordance with Section 11, a total of 2,583,111 shares of Common Stock shall be available for the grant of Awards under the Plan.

4.2.  Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3.  Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan on a one-for-one basis. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.3 shall be added back to the number of shares of Common Stock available for the grant of Awards under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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5.  Eligibility.

5.1.  Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2.  Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.  Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1.  Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2.  Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3.  Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4.  Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5.  Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6.  Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7.  Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

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6.8.  Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9.  Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10.  Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11.  Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.12.  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.   Provisions of Awards Other Than Options.

7.1.  Stock Appreciation Rights.

(a)  General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”). All such grants shall be exempt from, or comply with, the provisions of Section 409A of the Code.

(b)  Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)  Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)  Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

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(e)  Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)   Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)  Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2.  Restricted Awards.

(a)  General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)  Restricted Stock and Restricted Stock Units.

(i)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall similarly be held in escrow by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends so placed in escrow at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so placed in escrow by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)  The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, if permitted in Section 409A of the Code, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall not be paid but shall be credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

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(c)   Restrictions.

(i)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)  Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)  Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration is consistent with the provisions of Section 409A of the Code.

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(e)  Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)   Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3.  Performance Share Awards.

(a)  Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)  Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4.  Performance Compensation Awards.

(a)  General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.

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(b)  Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)  Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)  Payment of Performance Compensation Awards.

(i)  Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)   Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

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(iii)  Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period.

(iv)  Use of Discretion. The Committee shall not have the discretion to grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained.

(v)  Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

8.  Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.  Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.   Miscellaneous.

10.1.  Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided that if such Award is subject to Section 409A of the Code, any such acceleration or exercisability or vesting is in compliance with the provisions of Section 409A of the Code.

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10.2.  Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3.  No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4.  Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5.  Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.  Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12.  Effect of Change in Control.

12.1.  In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.2.  In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13.  Amendment of the Plan and Awards.

13.1.  Amendment of Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided that (a) no amendment to the persons eligible to receive Awards set forth in Section 1.2 or to the maximum number of shares as to which Awards may be granted set forth in Section 4.1 (except for adjustments pursuant to Section 11), shall be made without stockholder approval, and (b) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any Applicable Laws (including, without limitation, as necessary to comply with any tax or regulatory requirement applicable to this Plan); and provided further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

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13.2.  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.3.  No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.4.  Amendment of Awards. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

14.  General Provisions.

14.1.  Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2.  Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3.  Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4.  Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

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14.5.  Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. All of such programs and procedures shall be consistent with the rules of Section 409A of the Code.

14.6.  Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7.  Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8.  Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.9.  No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10.  Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11.  Section 409A. The Plan and all Awards granted under the Plan are intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and all Awards Agreements shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or Award Agreement during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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14.12.  Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13.  Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14.  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15.  Expenses. The costs of administering the Plan shall be paid by the Company.

14.16.  Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17.  Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18.  Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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15.  Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.  Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof, provided any such suspension or termination is consistent with the provisions of Section 409A of the Code. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.  Choice of Law. Except to the extent governed by Federal law, the law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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FORM OF PROXY CARD

GREENIDGE GENERATION

VOTE

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2025 Annual Meeting Proxy Card

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A Proposals – The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

+

01 - Andrew M. Bursky
02 - Timothy Fazio
03 - Kenneth Fearn
04 - David Filippelli
05 - Jordan Kovler
06 - Christopher Krug
07 - Jerome Lay
08 - Timothy Lowe
09 - Michael Neuscheler
10 - George (Ted) Rogers

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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1 U P X

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045F8A

2025 Annual Meeting of Greenidge Generation Holdings Inc. Stockholders

June 17, 2025, 9:00AM ET
Greenidge Generation Holdings Inc.
1159 Pittsford-Victor Road, Suite 240
Pittsford, NY 14534

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Greenidge Generation Holdings Inc.

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2025

Jordan Kovler and Christian Mulvihill, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Greenidge Generation Holdings Inc. to be held on June 17, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

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